Supplement dated March 26, 2026
to the following initial summary prospectus(es):
Nationwide Advisory Retirement Income Annuity, Nationwide Advisory Retirement Income Annuity - New York, Nationwide Innovator Corporate VUL, Nationwide Advisory VUL, Monument Advisor and Monument Advisor Select dated May 1, 2025
Monument Advisor Select NY dated July 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract or policy.
Effective May 12, 2026, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Vanguard Variable Insurance Fund - Capital Growth Portfolio	Vanguard Variable Insurance Fund - PRIMECAP Portfolio
ISP-1052